497(e)
                                                                       333-64751

AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 24, 2007 TO THE CURRENT PROSPECTUSES FOR:

o Income Manager Accumulator(R)    o Accumulator(R) Elite(SM)         o EQUI-VEST(SM) Strategies
o Income Manager(R) Rollover IRA   o Accumulator(R) Elite(SM) II      o EQUI-VEST(SM) TSA Advantage(SM)
o Accumulator(R) (IRA, NQ, QP)     o Accumulator(R) Advisor(SM)       o EQUI-VEST(SM) Employer Sponsored
o Accumulator(R) Plus(SM)          o EQUI-VEST(SM) (Series 100-500)     Retirement Programs
o Accumulator(R)                   o EQUI-VEST(SM) (Series 800)       o Momentum(SM)
o Accumulator(R) Select(SM)        o EQUI-VEST(SM) At Retirement(SM)  o Momentum Plus(SM)
o Accumulator(R) Select(SM) II     o EQUI-VEST(SM) Express(SM)
o Accumulator(R) Express(SM)       o EQUI-VEST(SM) Vantage(SM)

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This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectuses and Statements of Additional Information as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request.
Please contact the customer service group referenced in your prospectus.


FUND EXPENSES

Effective October 1, 2007, the Board of Trustees of AXA Premier VIP Trust approved an amendment to the expense limitation agreement relating to the Multimanager Core Bond Portfolio, whereby AXA Equitable agrees to waive or limit its management, administration and other fees and to assume other expenses so that the net total annual operating expenses of the Multimanager Core Bond Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principals, expenses of other investment companies in which the Multimanager Core Bond Portfolio invests, and other extraordinary expenses not incurred in the ordinary course of the Multimanager Core Bond Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 1.00% for the Class B shares of the Multimanager Core Bond Portfolio.

The table appearing under "Portfolio operating expenses expressed as an annual percentage of daily net assets" is amended as follows:

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                          Management
Portfolio Name               Fees       12b-1 Fees    Other Expenses
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AXA Premier VIP Trust:
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Multimanager Core Bond       0.59%         0.25%           0.18%
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                          Acquired Fund    Total Annual                          Net Total
                            Fees and         Expenses        Fee Waivers           Annual
                            Expenses         (Before           and/or         Expenses (After
                           (Underlying       Expense           Expense            Expense
 Portfolio Name            Portfolios)     Limitations)    Reimbursements(1)    Limitations)
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 AXA Premier VIP Trust:
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Multimanager Core Bond         --              1.02%           (0.02)%             1.00%
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(1) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2008 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolios invests and extraordinary expenses) to not more than specified amounts. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements.

Accumulator(R) Plus(SM), Accumulator(R) Select(SM), Accumulator(R) Express(SM), Accumulator(R) Elite(SM), Accumulator(R) Advisor(SM), EQUI-VEST(SM), EQUI-VEST(SM) At Retirement(SM), EQUI-VEST Express(SM), EQUI-VEST(SM) Vantage(SM), EQUI-VEST(SM) Strategies, EQUI-VEST(SM) TSA Advantage(SM), Momentum(SM) and Momentum Plus(SM) are service marks of AXA Equitable Life Insurance Company.

Accumulator(R) is issued by and is a registered servicemark of AXA Equitable Life Insurance Company.



       (C) 2007 AXA Equitable Life Insurance Company. All rights reserved.
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

IM-08-58 (8/07)                                                    139489 (8/07)
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